EXHIBIT 99.1 ProPetro Reports Financial Results for the Third Quarter of 2023 MIDLAND, Texas, November 1, 2023, (Business Wire) – ProPetro Holding Corp. ("ProPetro" or "the Company") (NYSE: PUMP) today announced financial and operational results for the third quarter of 2023. Third Quarter 2023 Results and Highlights • Total revenue of $424 million. • Net Income was $35 million ($0.31 per diluted share), a 5th consecutive quarter of net income. • Adjusted EBITDA(1) of $108 million, or 25% of revenue. • Capital expenditures of $59 million. • Published our first ProPetro ProEnergy ProPeople Sustainability Report for 2023. • Successfully commissioned our first FORCESM electric-powered hydraulic fracturing fleet. • Effective frac fleet utilization was 15.5 fleets compared to 15.9 fleets in the prior quarter. • Repurchased and retired 1.9 million shares during the quarter with total repurchases of 4.2 million shares representing approximately 4% of outstanding shares since plan inception in May 2023. • Net cash provided by operating activities was approximately $118 million with Free Cash Flow(2) of approximately $27 million. (1) Adjusted EBITDA is a non-GAAP financial measure and is described and reconciled to net income (loss) in the table under “Non-GAAP Financial Measures.” (2) Free Cash Flow is a non-GAAP financial measure and is described and reconciled to cash from operating activities in the table under “Non-GAAP Financial Measures." Management Comments Sam Sledge, Chief Executive Officer, commented, “We are pleased to build on our momentum with yet another quarter of strong financial results. Thanks to solid execution by the ProPetro team, we continue to execute on our strategic priorities. We are excited to have deployed our new and innovative FORCESM electric-powered hydraulic fracturing fleet offering. The hard work and dedication of the ProPetro team and our partners and customers were critical in making this a success. The FORCESM electric-powered fleets along with our Tier IV DGB dual-fuel fleets are part of our strategy to transition our equipment to more desirable assets delivering premium value to our customers while lowering emissions through industry- leading natural gas substitution. This first FORCESM fleet deployment was a major milestone for the Company and I cannot be more pleased with how our team has rallied to optimize this deployment and begin preparation for our next FORCESM deployment later this month." Mr. Sledge continued, "Financial performance remained strong during the third quarter despite some market pressures. We believe our financial results were more durable due to our bifurcated premium completion services coupled with our next-generation equipment, located primarily in the prolific and resilient Permian Basin. Our investments in new technologies, optimizing our business, and commitment to a disciplined pricing and asset deployment strategy resulted in another quarter of strong net income. Our team is excited to continue to deliver our differentiated services to our customers and we expect our strategy to continue to generate improved financial returns for all our stakeholders.” David Schorlemer, Chief Financial Officer, said, "The third quarter was an example of the resilient business we're building at ProPetro. We are focused on our strategy that is ideally-suited for the continued

EXHIBIT 99.1 industrialization of the oilfield. The Company produced strong Free Cash Flow within the quarter. As we've communicated over the last several quarters, our strategy, our investments, the disciplined approach, and opportunistic investments were designed to create opportunities to share value with shareholders. By the end of this year, we will have invested nearly $1 billion over the past two years in transitioning our fleet and bringing state-of-the-art technologies and completion services to ProPetro, while maintaining a strong balance sheet and healthy liquidity. We believe our prudent strategic actions are creating meaningful, long- term value and position us to deliver for our customers and shareholders through the market cycle. Accordingly, we have now retired approximately 4% of our outstanding shares since the initial share repurchase authorization in May of 2023. With a strong balance sheet and clear line of sight to continued free cash flow generation, we are well-positioned to deliver improved shareholder value creation." Third Quarter 2023 Financial Summary Revenue was $424 million, compared to $435 million for the second quarter of 2023. The 2.6% decrease in revenue was attributable to slightly decreased utilization, pricing impacts, and job mix in our hydraulic fracturing and wireline businesses with our cementing business recording record revenues during the quarter. Cost of services, excluding depreciation and amortization of approximately $52 million relating to cost of services, decreased to $292 million from $298 million during the second quarter of 2023. The 1.8% decrease was attributable to the decreased operational activity levels across our hydraulic fracturing and wireline operating segments. General and administrative expense of $29 million was unchanged from $29 million in the second quarter of 2023. G&A expense excluding nonrecurring and noncash items (stock-based compensation and other items) of $5 million, was $24 million, or 5.6% of revenue. Net income totaled $35 million, or $0.31 per diluted share, compared to net income of $39 million, or $0.34 per diluted share, for the second quarter of 2023. Adjusted EBITDA decreased to $108 million from $113 million for the second quarter of 2023. The decrease in Adjusted EBITDA was primarily attributable to slightly lower activity and pricing during the quarter. Net cash provided by operating activities was $118 million as compared to $114 million in the prior quarter. Free Cash Flow was approximately $27 million as compared to Free Cash Flow of approximately $6 million in the prior quarter. Share Repurchase Program In May 2023, the Company announced a $100 million share repurchase program. During the quarter, the Company repurchased and retired 1.9 million shares for $19 million. Since inception, the Company has acquired and retired 4.2 million shares representing approximately 4% of its outstanding shares as of the date of plan inception.

EXHIBIT 99.1 Liquidity and Capital Spending As of September 30, 2023, total cash was $54 million and our borrowings under the ABL Credit Facility were $45 million. Total liquidity at the end of the third quarter of 2023 was $180 million including cash and $126 million of available capacity under the ABL Credit Facility. Capital expenditures incurred during the third quarter of 2023 were $59 million, the majority of which related to maintenance capital expenditures and the last deliveries of the Company's Tier IV DGB dual-fuel conversions. Net cash used in investing activities during the third quarter of 2023 was $91 million. Guidance The Company expects full-year 2023 incurred capital expenditures to be slightly above $300 million as compared to $365 million of incurred capital expenditures in 2022. Frac fleet effective utilization is expected to be between 13 to 14 fleets during the fourth quarter. Outlook Mr. Sledge added, “Looking ahead, we are on track to deploy our second FORCESM electric frac fleet in 2023, with deployment of our third and fourth fleets planned for the first half of 2024. We believe that electric equipment will play a significant role in the future of ProPetro and are pleased to see strong demand for our FORCESM electric frac fleets. Additionally, with our strong balance sheet, we continue to make excellent progress on our strategic initiatives, and we will continue to seek value-accretive acquisition opportunities to further enhance our cash flow profile. We will do all of this in a disciplined and opportunistic manner, prioritizing only high-return prospects that will enhance free cash flow and create incremental shareholder value.” Mr. Sledge concluded, “As we approach the end of 2023, we continue to deliver for our customers and advance our strategy to enhance value for our company and shareholders. Despite the recent market slowdown, demand for our next generation offerings has not waned. Our strategy is designed to generate durable returns in the current market environment and through the cycle. As our dedicated blue-chip customers seek reliable completion services at competitive costs, ProPetro is uniquely positioned to provide quality service, a young, next generation equipment offering and operational density in the Permian. This differentiation continues to insulate ProPetro from some of the market inconsistency seen in other basins and in the spot market. As we continue to optimize our operations and industrialize our business, modernize our fleet, and seek opportunistic transactions in line with our commitment to disciplined capital deployment, we are confident in ProPetro’s ability to generate enhanced shareholder returns for years to come.” Conference Call Information The Company will host a conference call at 8:00 AM Central Time on Wednesday, November 1, 2023, to discuss financial and operating results for the third quarter of 2023. The call will also be webcast on ProPetro’s website at www.propetroservices.com. To access the conference call, U.S. callers may dial toll free 1-844-340-9046 and international callers may dial 1-412-858-5205. Please call ten minutes ahead of the scheduled start time to ensure a proper connection. A replay of the conference call will be available for one week following the call and can be accessed toll free by dialing 1-877-344-7529 for U.S. callers, 1-855- 669-9658 for Canadian callers, as well as 1-412-317-0088 for international callers. The access code for the replay is 9513361. The Company also posted the scripted remarks on its website.

EXHIBIT 99.1 About ProPetro ProPetro Holding Corp. is a Midland, Texas-based provider of premium completion services to leading upstream oil and gas companies engaged in the exploration and production of North American unconventional oil and natural gas resources. We help bring reliable energy to the world. For more information visit www.propetroservices.com. Forward-Looking Statements Except for historical information contained herein, the statements and information in this news release and discussion in the scripted remarks described above are forward-looking statements that are made pursuant to the Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995. Statements that are predictive in nature, that depend upon or refer to future events or conditions or that include the words “may,” “could,” “plan,” “project,” “budget,” “predict,” “pursue,” “target,” “seek,” “objective,” “believe,” “expect,” “anticipate,” “intend,” “estimate,” and other expressions that are predictions of, or indicate, future events and trends and that do not relate to historical matters identify forward-looking statements. Our forward-looking statements include, among other matters, statements about the supply of and demand for hydrocarbons, our business strategy, industry, future profitability, expected fleet utilization, sustainability efforts, the future performance of newly improved technology, expected capital expenditures, the impact of such expenditures on our performance and capital programs, our fleet conversion strategy and our share repurchase program. A forward-looking statement may include a statement of the assumptions or bases underlying the forward-looking statement. We believe that we have chosen these assumptions or bases in good faith and that they are reasonable. Although forward-looking statements reflect our good faith beliefs at the time they are made, forward- looking statements are subject to a number of risks and uncertainties that may cause actual events and results to differ materially from the forward-looking statements. Such risks and uncertainties include the volatility of oil prices, the global macroeconomic uncertainty related to the conflict in the Israel-Gaza region and the Russia-Ukraine war, general economic conditions, including the impact of continued inflation, central bank policy actions, bank failures, and the risk of a global recession, and other factors described in the Company's Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, particularly the “Risk Factors” sections of such filings, and other filings with the Securities and Exchange Commission (the “SEC”). In addition, the Company may be subject to currently unforeseen risks that may have a materially adverse impact on it, including matters related to shareholder litigation. Accordingly, no assurances can be given that the actual events and results will not be materially different than the anticipated results described in the forward-looking statements. Readers are cautioned not to place undue reliance on such forward- looking statements and are urged to carefully review and consider the various disclosures made in the Company’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and other filings made with the SEC from time to time that disclose risks and uncertainties that may affect the Company’s business. The forward-looking statements in this news release are made as of the date of this news release. ProPetro does not undertake, and expressly disclaims, any duty to publicly update these statements, whether as a result of new information, new developments or otherwise, except to the extent that disclosure is required by law.

EXHIBIT 99.1 Investor Contacts: David Schorlemer Chief Financial Officer david.schorlemer@propetroservices.com 432-227-0864 Matt Augustine Director, Corporate Development and Investor Relations matt.augustine@propetroservices.com 432-219-7620 ###

EXHIBIT 99.1 PROPETRO HOLDING CORP. CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (In thousands, except per share data) (Unaudited) Three Months Ended September 30, 2023 June 30, 2023 September 30, 2022 REVENUE - Service revenue $ 423,804 $ 435,249 $ 333,014 COSTS AND EXPENSES Cost of services (exclusive of depreciation and amortization) 292,490 297,791 224,118 General and administrative (inclusive of stock- based compensation) 28,597 29,021 28,190 Depreciation and amortization 53,769 52,889 41,600 Loss on disposal of assets 4,265 3,065 25,453 Total costs and expenses 379,121 382,766 319,361 OPERATING INCOME 44,683 52,483 13,653 OTHER (EXPENSE) INCOME: Interest expense (1,169) (1,180) (237) Other income (expense) 1,883 72 (616) Total other (expense) income 714 (1,108) (853) INCOME BEFORE INCOME TAXES 45,397 51,375 12,800 INCOME TAX EXPENSE (10,644) (12,118) (2,768) NET INCOME $ 34,753 $ 39,257 $ 10,032 NET INCOME PER COMMON SHARE: Basic $ 0.31 $ 0.34 $ 0.10 Diluted $ 0.31 $ 0.34 $ 0.10 WEIGHTED AVERAGE COMMON SHARES OUTSTANDING: Basic 112,286 114,737 104,372 Diluted 112,698 114,796 105,070 NOTE: Certain reclassifications to loss on disposal of assets and depreciation and amortization have been made to the statement of operations and the statement of cash flows for the periods prior to 2023 to conform to the current period presentation. Adjusted EBITDA in the periods prior to 2023 does not include the impact of expensing fluid ends.

EXHIBIT 99.1 PROPETRO HOLDING CORP. CONDENSED CONSOLIDATED BALANCE SHEETS (In thousands, except share data) (Unaudited) September 30, 2023 December 31, 2022 ASSETS CURRENT ASSETS: Cash, cash equivalents and restricted cash $ 54,330 $ 88,862 Accounts receivable - net of allowance for credit losses of $202 and $419, respectively 260,757 215,925 Inventories 15,887 5,034 Prepaid expenses 8,753 8,643 Short-term investment, net 8,163 10,283 Other current assets 2,109 38 Total current assets 349,999 328,785 PROPERTY AND EQUIPMENT - net of accumulated depreciation 991,593 922,735 OPERATING LEASE RIGHT-OF-USE ASSETS 26,447 3,147 FINANCE LEASE RIGHT-OF-USE ASSETS 26,268 — OTHER NONCURRENT ASSETS: Goodwill 23,624 23,624 Intangible assets - net of amortization 52,047 56,345 Other noncurrent assets 2,244 1,150 Total other noncurrent assets 77,915 81,119 TOTAL ASSETS $ 1,472,222 $ 1,335,786 LIABILITIES AND SHAREHOLDERS’ EQUITY CURRENT LIABILITIES: Accounts payable $ 194,569 $ 234,299 Accrued and other current liabilities 65,305 49,027 Operating lease liabilities 5,449 854 Finance lease liabilities 8,498 — Total current liabilities 273,821 284,180 DEFERRED INCOME TAXES 94,018 65,265 LONG-TERM DEBT 45,000 30,000 NONCURRENT OPERATING LEASE LIABILITIES 14,199 2,308 NONCURRENT FINANCE LEASE LIABILITIES 17,857 — Total liabilities 444,895 381,753 COMMITMENTS AND CONTINGENCIES SHAREHOLDERS’ EQUITY: Preferred stock, $0.001 par value, 30,000,000 shares authorized, none issued, respectively — — Common stock, $0.001 par value, 200,000,000 shares authorized, 111,091,503 and 114,515,008 shares issued, respectively 111 114 Additional paid-in capital 941,073 970,519 Retained earnings (accumulated deficit) 86,143 (16,600) Total shareholders’ equity 1,027,327 954,033 TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY $ 1,472,222 $ 1,335,786

EXHIBIT 99.1 PROPETRO HOLDING CORP. CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (In thousands) (Unaudited) Nine Months Ended September 30, 2023 2022 CASH FLOWS FROM OPERATING ACTIVITIES: Net income (loss) $ 102,743 $ (11,012) Adjustments to reconcile net income (loss) to net cash provided by operating activities: Depreciation and amortization 157,456 120,573 Impairment expense — 57,454 Deferred income tax expense 28,753 (1,926) Amortization of deferred debt issuance costs 250 720 Stock-based compensation 10,604 18,128 Loss on disposal of assets 29,410 48,401 Unrealized loss on short-term investment 2,120 3,349 Non cash income from settlement with equipment manufacturer — (2,668) Changes in operating assets and liabilities: Accounts receivable (44,832) (82,374) Other current assets (2,584) (29,647) Inventories (4,520) 6 Prepaid expenses (275) 2,847 Accounts payable 9,584 7,117 Accrued and other current liabilities 16,004 43,983 Accrued interest 358 — Net cash provided by operating activities 305,071 174,951 CASH FLOWS FROM INVESTING ACTIVITIES: Capital expenditures (320,747) (247,164) Proceeds from sale of assets 7,976 7,207 Net cash used in investing activities (312,771) (239,957) CASH FLOWS FROM FINANCING ACTIVITIES: Proceeds from borrowings 30,000 — Repayments of borrowings (15,000) — Payments on finance lease obligations (889) — Payment of debt issuance costs (1,179) (824) Proceeds from exercise of equity awards — 963 Tax withholdings paid for net settlement of equity awards (3,506) (3,843) Share repurchases (36,258) — Net cash used in financing activities (26,832) (3,704) NET DECREASE IN CASH, CASH EQUIVALENTS AND RESTRICTED CASH (34,532) (68,710) CASH, CASH EQUIVALENTS AND RESTRICTED CASH - Beginning of period 88,862 111,918 CASH, CASH EQUIVALENTS AND RESTRICTED CASH - End of period $ 54,330 $ 43,208

EXHIBIT 99.1 Reportable Segment Information Three Months Ended September 30, 2023 June 30, 2023 (in thousands) Completion Services All Other Total Completion Services All Other Total Service revenue $ 423,804 $ — $ 423,804 $ 435,249 $ — $ 435,249 Adjusted EBITDA $ 107,714 $ — $ 107,714 $ 112,813 $ — $ 112,813 Depreciation and amortization $ 53,769 $ — $ 53,769 $ 52,889 $ — $ 52,889 Capital expenditures $ 59,081 $ — $ 59,081 $ 115,233 $ — $ 115,233 Non-GAAP Financial Measures Adjusted EBITDA and Free Cash Flow are not financial measures presented in accordance with GAAP. We define EBITDA as net income (loss) plus (i) depreciation and amortization, (ii) interest expense and (iii) income tax expense (benefit). We define Adjusted EBITDA as EBITDA plus (i) loss (gain) on disposal of assets, (ii) stock-based compensation, (iii) other expense (income), (iv) other general and administrative expense (net) and (v) retention bonus and severance expense. We define Free Cash Flow as net cash provided by operating activities less net cash used in investing activities. We believe that the presentation of these non-GAAP financial measures provide useful information to investors in assessing our financial condition and results of operations. Net income (loss) is the GAAP measure most directly comparable to Adjusted EBITDA, and net cash from operating activities is the GAAP measure most directly comparable to Free Cash Flow. Non-GAAP financial measures should not be considered as alternatives to the most directly comparable GAAP financial measures. Non-GAAP financial measures have important limitations as analytical tools because they exclude some, but not all, items that affect the most directly comparable GAAP financial measures. You should not consider Adjusted EBITDA or Free Cash Flow in isolation or as a substitute for an analysis of our results as reported under GAAP. Because Adjusted EBITDA and Free Cash Flow may be defined differently by other companies in our industry, our definitions of these non-GAAP financial measures may not be comparable to similarly titled measures of other companies, thereby diminishing their utility.

EXHIBIT 99.1 Reconciliation of Net Income (Loss) to Adjusted EBITDA Three Months Ended September 30, 2023 June 30, 2023 (in thousands) Completion Services All Other Total Completion Services All Other Total Net income $ 34,753 $ — $ 34,753 $ 39,257 $ — $ 39,257 Depreciation and amortization 53,769 — 53,769 52,889 — 52,889 Interest expense 1,169 — 1,169 1,180 — 1,180 Income tax expense 10,644 — 10,644 12,118 — 12,118 Loss on disposal of assets 4,265 — 4,265 3,065 — 3,065 Stock-based compensation 3,310 — 3,310 3,758 — 3,758 Other income(1) (1,883) — (1,883) (72) — (72) Other general and administrative expense, (net) (2) 450 — 450 263 — 263 Retention bonus and severance expense 1,237 — 1,237 355 — 355 Adjusted EBITDA $ 107,714 $ — $ 107,714 $ 112,813 $ — $ 112,813 (1) Includes unrealized gain on short-term investment of $1.8 million and unrealized loss on short-term investment of $0.1 million for the three months ended September 30, 2023 and June 30, 2023, respectively. (2) Other general and administrative expense, (net of reimbursement from insurance carriers) primarily relates to nonrecurring professional fees paid to external consultants in connection with the Company's audit committee review, SEC investigation, shareholder litigation, legal settlement to a vendor and other legal matters, net of insurance recoveries. During the three months ended September 30, 2023 and June 30, 2023, we received approximately $0.1 million and $0, respectively, from our insurance carriers in connection with the SEC investigation and shareholder litigation. Reconciliation of Cash from Operating Activities to Free Cash Flow Three Months Ended (in thousands) September 30, 2023 June 30, 2023 Cash from Operating Activities $ 118,057 $ 113,954 Cash used in Investing Activities (91,040) (107,981) Free Cash Flow $ 27,017 $ 5,973